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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report - July 30, 1997
                        (Date of earliest event reported)



                              HERCULES INCORPORATED
             (Exact name of registrant as specified in its charter)



        Delaware                       1-496                    51-0023450
  ------------------------     ------------------------     -------------------
  (State of incorporation)     (Commission File Number)       (IRS Employer
                                                            Identification No.)





    Hercules Plaza, 1313 North Market Street, Wilmington, Delaware 19894-0001
    -------------------------------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (302) 594-5000
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                     (Telephone number, including area code)




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ITEM 5.       OTHER EVENTS.
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              On July 30, 1997, the Company entered into an Underwriting
Agreement with J.P. Morgan Securities Inc., NationsBanc Capital Markets, Inc., Goldman, Sachs & Co. and Dillon, Read & Co. Inc. (collectively, the "Underwriters") relating to the proposed issuance and sale of the Company's $100,000,000 aggregate principal amount 6.15% Notes due August 1, 2000 (the "Notes") and of the Company's $100,000,000 aggregate principal amount 6.60% Debentures due August 1, 2027 (the "Debentures" and collectively with the Notes, the "Securities") to be issued under an Indenture dated as of May 15, 1993 between the Company and PNC Bank, Delaware, as successor trustee thereunder.

     The Securities to be issued and sold represent a portion of the Debt Securities of the Company registered for sale on a Registration Statement on Form S-3 (No. 333-29225) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Registration Statement was declared effective July 23, 1997.

     The Underwriting Agreement, form of Note and form of Debenture are attached as exhibits to this Form 8-K.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

           (c)     Exhibits

                   1 Underwriting Agreement dated July 30, 1997 among Hercules Incorporated, J.P. Morgan Securities Inc., NationsBanc Capital Markets, Inc., Goldman, Sachs & Co. and Dillon, Read & Co. Inc.

                   4.1  Form of $100,000,000 6.15% Note due August 1, 2000 of
                        Hercules Incorporated.

                   4.2  Form of $100,000,000 6.60% Debenture due August 1, 2027
                        of Hercules Incorporated.




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                                   SIGNATURES
                                   ----------


              Pursuant to requirements the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




Dated:  August 1, 1997                  Hercules Incorporated


                                        By:  /s/ Israel J. Floyd
                                           ----------------------------
                                           (Name) Israel J. Floyd
                                           (Title) Secretary and Assistant
                                                   General Counsel


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                              HERCULES INCORPORATED


                           CURRENT REPORT ON FORM 8-K


                                  EXHIBIT INDEX


Exhibit No.    Exhibit

   1 Underwriting Agreement dated July 30, 1997 among Hercules Incorporated, J.P. Morgan Securities Inc., NationsBanc Capital Markets, Inc., Goldman, Sachs & Co. and Dillon, Read & Co. Inc.

   4.1 Form of $100,000,000 6.15% Note due August 1, 2000 of Hercules Incorporated.

   4.2 Form of $100,000,000 6.60% Debenture due August 1, 2027 of Hercules Incorporated.



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